New Hope For Severe Rare Muscle & Lung Disease Patients Building a New Class of Medicines Physiocrine Based Therapeutics To Promote Tissue Homeostasis Corporate Presentation November 2016

Forward-Looking Statements The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” “opportunity,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  For example, all statements we make regarding the potential therapeutic benefits of Physiocrines and our product candidates, including Resolaris™ and iMod. Fc, the ability to successfully advance our pipeline or product candidates, the timing within which we expect to initiate, receive and report data from, and complete our planned clinical trials, and our ability to receive regulatory approvals for, and commercialize, our product candidates, our ability to identify and discover additional product candidates, and the ability of our intellectual property portfolio to provide protection are forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These risks, uncertainties and other factors are more fully described in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and in our subsequent filings. The forward-looking statements in this presentation speak only as of the date of this presentation and neither we nor any other person assume responsibility for the accuracy and completeness of any forward-looking statement. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. We own various U.S. federal trademark applications and unregistered trademarks, including our company name and Resolaris™.  All other trademarks or trade names referred to in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

1st Resokine pathway agonist muscular dystrophy trial completed Potential activity signals in FSHD 3 ongoing trials readout expected in December 2016 2nd Resokine agonist (iMod.Fc) for lung disease clinical trials in 2017 Building franchises in rare diseases influenced by an immune component Treating Rare Disease Patients with Agonists of Homeostatic Pathways Pioneering new biology to provide new therapeutic intervention points Human proteins evolved from gene family over more than 3 billion years Potentially new treatment paradigm of immuno-modulation In vivo, MOA and patient data suggest homeostatic role in muscle & lung aTyr Highlights *Proteins for life (physio) specific activity (crine) Resolaris: Drug Candidate For Multiple Rare Myopathies Resokine Pathway Physiocrine* Biology Biologics Pipeline & Rare Disease Business Model

Resolaris (ATYR1940) Adult FSHD* Early Onset FSHD Adult LGMD2B* iMod.Fc (ATYR1923) Rare Lung Diseases Physiocrine Research Harnessing the Power of Physiocrines for Patients 1st in class candidates for rare diseases with an immune or fibrotic component Programs aTyr Pipeline Phase 1 Phase 2/3 Phase 1/2 Preclinical *FSHD = Fascioscapulohumeral Muscular Dystrophy *LGMD2B = Limb-Girdle Muscular Dystrophy 2B Indications selected on basis of mechanism of action and biology along with potential for significant treatment effect

Potential of Physiocrine Proteins Discovery of a New Class of Proteins from Alternative Splicing of Ancient Genes New classes of biology have led to meaningful medicines TNF Inhibitors (Humira® WW sales over $14B in 2015) Complement inhibitors (Soliris® net product sales over $2.6B in 2015) Insulins (used by over 3 million Americans to treat diabetes in 2012)

Nature 2015 Science 2014 Nature 2013 Nature 2010 Science 1999 Pioneering New Biology for Meaningful Medicines Immune Mediated Disease Strategy Over 300 proteins involved in physiological pathways Potential therapeutics for tissue-by-tissue homeostasis Over 80 issued or allowed patents Focused on homeostasis related to immune & fibrotic pathways

Closed Tissue Homeostasis Complex Tissue Homeostasis Open Tissue Homeostasis Evolution of Homeostasis & Physiocrines Physiocrine hypothesis: physiological modulation from primordial tissue homeostasis Conserved Physiocrine domain structures Cellular Homeostasis Fungi Nematodes Arthropods Vertebrates Mammals Prokaryotes Physiocrine Proteins Protein Synthesis Function tRNA Synthetase Regeneration / Stem cells Vascular Immune / Fibrosis Billions of Years of Evolution

Physiocrine Modulation of Specific Systems Physiocrine Orchestration of Homeostasis Vascular Regeneration (stem cells) Immune Remodeling/Fibrosis Physiocrine Proteins Lung Muscle

Harnessing the Resokine* Pathway Natural Pathway From Skeletal Muscle to Treat Multiple Rare Muscle Diseases *Resokine: for resolution of immune activity

Resokine Pathway Paradigm 1st Physiocrine Pathway Modulated in the Clinic Resokine Pathway An extracellular homeostatic pathway that sets T cell responses Arising from histidine aminoacyl tRNA synthetase (HARS) gene Resokine pathway disruption or insufficiency leads to inappropriate immune responses, contributing to muscle & lung disease Resolaris, an agonist, plays a role in homeostasis & T cell responses in muscle Changes activated T cell responses at levels <100pM

Our Hypothesis - Potential of Resolaris: Model of Resokine Pathway In skeletal muscle health and disease Normal damage (i.e. exercise) Immune cells to treat damaged muscle Acute immune cell invasion/residence Chronic damage (myopathies) Need to increase circulating free Resokine Therapeutic Resolaris Normal resting muscle Potentially healthier muscle Healthy Repair of Acute Skeletal Muscle Damage: Naturally circulating free Resokine Recovery Persistent immune cell residence Immune cells to treat damaged muscle Resokine Pathway

Resokine Release From Differentiating Myoblasts Linking the Resokine pathway to muscle biology Resokine (Western Blot) (~100pM Resokine) Antibodies sufficient to block 100pM Resokine block >50% of differentiation (slower) Pre-Clinical Human myoblasts were isolated from a healthy volunteer properly consented and not in a clinical trial

IFN-g Reduces Resokine Release & Myotube Differentiation *p<0.05, **p<0.01, ***p<0.001, n=6 (ELISA) or 30 (10 images/well´3 wells) Human myoblasts were isolated from a healthy volunteer properly consented and not in a clinical trial Myotube differentiation Resokine Released from Myotubes Cell viability Pre-Clinical

Steroid Treatment Decreases Muscle Growth & Resokine Release Control 5 50 100 10 Myotube (myosin)/Nuclei (Hoechst), Images at 10× magnification; Differentiation Day 0-6 500 Prednisolone (ng/mL) Pre-Clinical Human myoblasts were isolated from a healthy volunteer properly consented and not in a clinical trial

T Cell Release of Granzyme B Can Cause Muscle Damage Excessive immune cell invasion contributes to a disease immune phenotype Diseased Muscle Cell Death Granzyme B expressing cells cause muscle cell damage Immune cell infiltration Boivin et al., Lab Invest., 2009

ê Cytokines, ê T-cells and ê Monocytes with Resolaris administration aTyr unpublished data Treating Immune Cell Invasion in Skeletal Muscle One week of therapeutic treatment in two week Statin myopathy model Control Statin days 1-14 (toxic dose) 0.3 mg/kg Resolaris days 7-14 Statin days 1-14 1.0 mg/kg Resolaris days 7-14 Statin days 1-14 3.0 mg/kg Resolaris days 7-14 Statin days 1-14 Resolaris

Resokine Pathway Linked to Rare Genetic Muscle Diseases Aberrant proteins, immune invasion & deteriorated muscles Genetic mutation Frisullo et al., J. Clin. Immunol., 2011 Gallardo et al. Neurology, 2001 Flanigan et al. Human Gene Therapy, 2013 Immune cell infiltration Facioscapulohumeral Muscular Dystrophy (FSHD) Limb Girdle Muscular Dystrophy (LGMD) Duchenne Muscular Dystrophy (DMD) Aberrant dystrophin proteins Aberrant proteins for each form of LGMD Multiple aberrant proteins in muscle cells Aberrant protein expression T cell proliferation

Resolaris: One Product, Multiple Rare Diseases

Promise for severely afflicted myopathy patients

MARKET OPPORTUNITY



Resolaris
6000
5000
4000
3000
2000
1000
0
19,000 US FSHD
16,000 US LGMD
16,000 US DMD
Exon skipping requires individual molecules for each
Infantile onset FSHD
Severe FSHD
LGMD 2A
LGMD 2B
LGMD 2I
Other LGMD
Exon 51
Exon 45
Exon 53
Exon 44
Exon 52
Exon 50
Exon 55
Exon 8
Other Exons

- ✓ Leadership position in FSHD and LGMD2B clinical trials
- ✓ Leverage registries, sites, advocacy and common physician base
- ✓ Mechanism applicable to multiple rare myopathies

FSHD: *Average prevalence rates of FSHD are approximately 1/17,000. Applying this rate to the US population based on recent census data equals approximately 19,000.*
LGMD: *16,000 cases estimated in US population. 1/20,000 Wickland and Kissel, Neural. Clin. 2014. Relative Prevalence of Limb Girdle Muscular Dystrophies in the United States Population. Wicklund et al., Neurology 2013.*
DMD: *Prevalence of approximately 5/100,000. Orphanet Report Series - Prevalence of rare diseases: Bibliographic data - May 2014 - Number 1*

18 aTyr Pharma

Resolaris Clinical Development Potential New Therapy for Patients with Rare Muscle Diseases

Clinical Strategy for Resolaris in Skeletal Muscle

Staging rare muscle disease indications

CLINICAL DEVELOPMENT

1st Physiocrine based therapeutic in clinic

To promote muscle homeostasis

Focus on Rare Myopathies with an Immune Component (RMIC)

003, 004 & 005 data readouts expected in December 2016



Clinical Trials
RMIC
Preclinical
Phase 1
Phase 1b/2
Resolaris
Adult FSHD[1]
Phase 1b/2 Trial (002) – Completed
Phase 1b/2 Trial (004) – Ongoing
Phase 1b/2 ext. (005/006) – Ongoing
Early Onset FSHD
Phase 1b/2 Trial (003) – Ongoing
Phase 1b/2 ext. (006) – Ongoing
Adult LGMD2B[2]
Phase 1b/2 Trial (004) – Ongoing
Phase 1b/2 ext. (006) – Ongoing

Phase 1b/2 Patient Data to Best Inform Clinical Path Forward

- Establishing data dossier on safety
- Exploring activity assessments such as PROs, biomarkers & muscle testing
- Directionality on endpoints for approval

[1] *Facioscapulohumeral Muscular Dystrophy*
[2] *Limb-girdle Muscular Dystrophy 2B*

20 aTyr Pharma

Facioscapulohumeral Muscular Dystrophy (FSHD)

A progressive, debilitating muscular disease

CLINICAL DEVELOPMENT

Pathology

- Dominant/spontaneous toxic gain of function (↑ Dux4)
- Immune infiltration by activated T cells[1], primarily $CD8^+$
- Defects in biochemical/physical/structural muscle components leading to tissue death

Clinical

- Debilitating, progressive skeletal muscle weakness
- Severe pain, chronic fatigue and respiratory insufficiency
- Often diagnosed before adulthood (early onset form)
- May have visual or auditory impairment (early onset form)

Standard of care

- No therapeutic treatments
- Only supportive care provided


"Unaffected muscle" in an FSHD Patient
Transition to immune activity
Muscle destruction
Infiltration of fat/atrophy

[1] *Frisullo et al. J Clin Immunol (2011) 31:155–166*

21 aTyr Pharma

Limb-Girdle Muscular Dystrophy 2B (LGMD2B)

A severe muscle disease with a genetic loss of function

CLINICAL DEVELOPMENT

Pathology	• Toxic loss of function mutation (dysferlin) • Immune infiltrates consisting of $CD4^+$, $CD8^+$ and macrophages[1] • Muscle group progression
Clinical	• Debilitating, progressive skeletal muscle weakness • Challenges moving limbs • May have respiratory insufficiency
Standard of care	• No therapeutic treatments • Only supportive care provided



[1]Gallardo et al. Neurology 2001;57:2136–2138; Yin et al. Int J Clin Exp Pathol 2015;8(3):3069-3075

22 aTyr Pharma

Adult FSHD (002) Trial

CLINICAL DEVELOPMENT

Study Design


3mg/kg
1mg/kg
0.3mg/kg
Placebo
005 (Long-term extension study)
Month 1
Month 2
Month 3

- Double-blinded, placebo-controlled
- Multiple ascending doses
- N=20 (5 in each cohort)
- 3:1 Randomization (Resolaris:placebo)
- 4 sites in 4 countries

Study Objective

Evaluate Safety and Tolerability:

- Build safety dossier for Resolaris
- Generally well-tolerated at doses tested*

Evaluate Potential Activity Assessments:

1. Manual Muscle Test (MMT):
   - Validated endpoint for functional strength
2. Individualized Neuromuscular Quality of Life (INQoL):
   - Validated patient reported outcome
3. Evaluate a new targeted MRI technique
4. Biomarker assessments

One reversible infusion related reaction (IRR) patient in 002

23 aTyr Pharma

3 Month Adult FSHD (002) INQoL Results

Encouraging Improvement Signal in INQoL

CLINICAL DEVELOPMENT

% Responder Analysis:


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2/5
1/3
2/4
4/6
5/6
0/2
Placebo
0.3 mg/kg
1.0 mg/kg
3.0 mg/kg
3.0 mg/kg
Placebo
Dose:
1 Month
3 Months

Absolute Disease Progression by Patient:


30
20
10
0
-10
-20
-30
Increasing Disease Burden
Decreasing Disease Burden
Patients
3.0 mg/kg
Placebo
Magnitude of Effect at 3 months*:
Placebo = 15.6%
Treated = -9.9%

INQoL: *Validated Patient Reported Outcome*

- Global systematic assessment used in clinical studies and trials (to test for increased disease burden)

Encouraging Activity Signals:

- 5 of 6 patients in cohort 3 (3 mg/kg of Resolaris over 3 months) showed improvement in their INQoL score vs. 0 out of 2 patients on placebo
- Patients on Resolaris reported a **~9.9%** improvement in INQoL compared to a **~15.6%** worsening in the placebo group.
- Relative improvement v. 3.0 mg/kg cohort at 3 months was **~25.5%** *(p-value = 0.03)*

**Relative improvement placebo v. 3.0 mg/kg cohort at 3 months: 25.5% (p=0.03)*

24 aTyr Pharma

Manual Muscle Testing (MMT): Validated Endpoint for Functional Strength Encouraging Activity Signals: A trend for improvement was observed compared to placebo, especially in upper limbs 100% patients with an improved MMT score had an improved INQoL score Resolaris 3 Month Adult FSHD (002) MMT Results Sample of Patients’ MMT scores on Resolaris Clinical Development Non-impaired tested muscle Impaired muscles Improvement relative to baseline Worsening relative to baseline

Placebo 3 Month Adult FSHD (002) MMT Results Placebo Patient’s MMT results Clinical Development Non-impaired tested muscle Impaired muscles Improvement relative to baseline Worsening relative to baseline Manual Muscle Testing (MMT): All patients on placebo, at 3 months, did not show trends for improvement in either INQoL or MMT Baseline Week 14

Modeling Progression of Loss of Muscle Function Observing Improvement vs. Slowing Progression Time Muscle Function (Δ baseline) 0 Untreated Treated reduction in loss of function A Improvement to slower progression Δ small Δ medium Δ large Δ large Treated Early improvement B Improvement to plateau Not expected to continue improving indefinitely Model Above For Illustrative Purposes Only; Not based on any Resolaris clinical data

Resolaris Clinical Trial Summary 2016

Completion of Exploratory Trials

CLINICAL DEVELOPMENT

Trial	Indication(s)	Patients	Highest Dose	Design	Data Timing
002	Adult FSHD	3 dose cohorts (n=20 Total)	3mg/kg weekly	Placebo controlled, Double blinded; Interpatient Dose Escalation	Announced 1Q 2016
003	Early onset FSHD	Stage 1 (n=8) Stage 2 (n=8)	3mg/kg weekly	Open-label, Intrapatient Dose Escalation	4 pts. top-line Dec. 2016*
004	Adult LGMD2B, Adult FSHD	LGMD2B (n=10) FSHD (n=8)	3mg/kg biweekly	Open-label, Intrapatient Dose Escalation	18 pts. top-line Dec. 2016*
005	Adult FSHD	Rollover from 002	3mg/kg weekly	Long-term Safety Extension	Update Dec. 2016*
006	LGMD2B, FSHD, Early onset FSHD	Rollover from 003 & 004	3mg/kg weekly	Long-term Safety Extension	TBD

Ongoing Trial Objectives

Evaluate Safety and Tolerability:

- Build safety dossier for Resolaris
- Explore multiple indications, different dosing regimens, longer duration

Evaluate Potential Activity Assessments:

1. Functional/Strength: MMT
2. Patient Reported Outcomes: INQOL
3. MRI / Biomarkers assessments

*According to current expectations

28 aTyr Pharma

iMod.Fc the First Engineered Physiocrine Agonist of the Resokine Pathway to Treat Multiple Lung Diseases

Discovery of the Resokine iMod Domain iMod.Fc Program Rodent model of severe immune cell activity induced by administration of trinitrobenzene sulfonic acid (TNBS) Animals administered the iMod domain survived longer than those given either the vehicle control phosphate buffer solution (PBS) or Budesonide (p<0.01)

Blockade of Pathway in Muscle & Lung Disease Anti-Synthetase syndrome provides evidence in humans of Resokine pathway Immune cell balance Normal Immune cell invasion Jo-1 Patients 85% of Jo-1 patients have ILD* Patients start normal 18 of 18 Jo-1 patients tested positive for Antibodies to iMod Domain Jo-1 Abs iMod Domain iMod.Fc Program *ILD = Interstitial Lung Disease

Interstitial Lung Disease Overview iMod.Fc Program Source: Applied Chest Imaging Laboratory – Harvard University Share similar clinical, radiographic, physiologic and pathologic manifestations Well over 100 different forms of ILD have been described, most of which involve an immune and/or fibrotic component Collectively a heterogeneous group of disorders that involves pathology that begins in the interstitium Many associated with extensive alteration of alveolar and airway architecture

iMod.Fc Leverages Knowledge of Splice Variant Biology

Harnessing the iMod. Domain

IMOD.FC PROGRAM



Physiocrine Region
Immuno-modulatory
(iMod domain)
Splice Variant of parent gene

Resokine Parent Protein



Engineered Physiocrine
iMod
(100% identical to human wildtype)
Fc
(human antibody)
Increase exposure

iMod.Fc

Rationale for iMod.Fc

- iMod domain is a Resokine splice variant expressed in lung
- Lung requires a once-monthly dosing TPP
- iMod.Fc possesses ~350x increase in exposure compared to iMod alone

33 aTyr Pharma

iMod.Fc an Engineered Physiocrine for Lung Disease New Target Product Profile (TPP) and new molecule to open up lung indications Preclinical Status and Goals Activity in industry proven model of IPF (approved drugs: Pirfenidone & Nintedanib) Immuno- & fibro- modulatory activity Successful E. coli production for low COGs Rat/non-human primate non-GLP safety & PK data support advancement to IND Expect to initiate clinical trial with iMod.Fc in 2017 Potential Therapeutic applications Rare pulmonopathies with an immune component (RPICs) Broader reach into RPICs and interstitial lung disease (ILD) indications iMod.Fc Program

IMOD.FC
PROGRAM

Two iMod.Fc Doses Outperform 28 Pirfenidone Doses

IPF Model Activity


iMod.Fc

- iMod.Fc 1/3500th of total Pirfenidone dose
- Better than 11 TGFβ Ab doses
- Established IPF rodent model
- Improves inflammation & fibrosis
- Differentiated mechanism


Improvement in Ashcroft Score (%)*
50
40
30
20
10
0
33
2,800
0.8
Total drug amt (mg/kg)
Vehicle
TGF β Ab
3mg/kg
IP QOD
D0-D 21
Pirfenidone
100 mg/kg
PO BID
D8-D 21
iMod.Fc
0.4 mg/kg
IV mg/kg
D8, D15

**The Ashcroft scale for the evaluation of bleomycin-induced lung fibrosis is the analysis of stained histological samples by visual assessment*

35
aTyr Pharma

Building a New Class of Therapeutics Foundation for the Future

Leadership Team Experienced Industry Veterans John Mendlein, Ph.D. Chief Executive Officer John Blake, CPA VP, Finance Holly D. Chrzanowski VP, Enterprise Talent and Organization Sanuj Ravindran, M.D. Chief Business Officer Ashraf Amanullah, Ph.D. VP, Manufacturing Andrew Cubitt, Ph.D. VP, Product Protection Grove Matsuoka SVP, Product Programs and Planning Sanjay Shukla, M.D. Chief Medical Officer David King, Ph.D. SVP, Research

Early Onset FSHD (003) Trial – Data from first 4 patients in Stage 1 LGMD2B/FSHD (004) Trial – Top-line results from 10 LGMD2B, 8 FSHD patients First Extension (005) Trial – Update from these patients December 2016* data readout to select best advancement path for Resolaris iMod.Fc program on track for clinical trial initiation in 2017 $96.6M in cash, equivalents & investments as of 6/30/16 Anticipate cash, equivalents & investments will fund operations into 2018 aTyr Milestones Upcoming Catalysts and Financial Guidance Resolaris Readouts Dec. 2016* Prudently Advancing Pipeline: Cash Position: *According to current expectations

Revolutionary Drugs Leveraging New Biology Opportunity to own a new class of meaningful medicines Pioneer New biology Insulin First product 1923 1968 1989 Coagulation factors Erythropoietin Enzyme replacement therapy TNF pathway VEGF pathway Complement pathway Physiocrine pathways 1990 1998 2004 2007 History and Future of Biotech